Exhibit 10.31

AMENDMENT NO.4

PHYSICIAN’S EMPLOYMENT AGREEMENT

This Amendment No. 4 to Physician’s Employment Agreement (the “Amendment”) dated November 11, 2009 is by and between 21st Century Oncology, LLC f/k/a 21st Century Oncology, Inc., a Florida limited liability company (the “Employer”) and Constantine Mantz, M.D. (the “Physician”).

WITNESSETH

WHEREAS, the Employer and the Physician are currently parties to an Employment Agreement, dated June 18, 2003, as amended by that certain Amendment to Physician’s Employment Agreement, dated January 26, 20006, Amendment No. 2 to Physician’s Employment Agreement, dated October 1, 2006, and Amendment No. 3 to Physician’s Employment Agreement, dated January 1, 2007 (together the “Employment Agreement”); and

WHEREAS, the Employer and the Physician desire to further amend the Employment Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties, intending to be legally bound, hereby agree that the Employment Agreement be amended as follows:

1.                                      Section 3.1  Salary.  The Employment Agreement is hereby amended to delete Section 3.1 in its entirety and to replace it with the following:

“In consideration of the clinical and administrative services (as described in Section 5.7 hereof) rendered by Physician as contemplated herein, Physician shall receive an annual Salary of Eight Hundred Forty Thousand Dollars ($840,000.00) or the pro rata portion thereof for any portion of a year worked. During each year of the Employment Term, the Physician’s annual Salary shall be paid in convenient installments, without interest and in arrears, in accordance with the Employer’s customary payroll practices, but not less frequently than monthly.”

2.                                      Exhibit 1  Exhibit 1 of the Employment Agreement, as referenced in Section 3,2 of the Employment Agreement, is hereby amended to add the following sentence to the end of the third full paragraph of Exhibit 1:

“In no event shall the Production Bonus paid to Physician exceed One Million Dollars ($1,000,000.00) per year of the Employment Term.”

3.                                      Section 3.4  Additional Salary.  Section 3.4 of the Employment Agreement (as provided in Amendment No. 3 to Employment Agreement, dated January 1, 2007) is hereby deleted in its entirety.

4.                                      Effective Date.  The parties acknowledge and agree that the effective date of the foregoing Amendment shall be October 1, 2009.

5.                                      Restatement.  The parties agree that all provisions of the Employment Agreement shall remain in full force and effect except when contradicted by this Amendment, in which case this Amendment shall control.

6.                                      Counterparts.  This Amendment may be signed in one or more counterparts and by facsimile or electronic mail, all of which shall be considered one and the same agreement..

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Employer and the Physician have set their hands and seals effective the date first written above.

EMPLOYER:

21ST CENTURY ONCOLOGY, LLC

By:	/s/ Daniel Dosoretz
Name:	Daniel Dosoretz, M.D.
Title:	President

PHYSICIAN:

/s/ Constantine Mantz
Constantine Mantz, M.D.

Execution Copy

AMENDMENT NO. 5

PHYSICIAN’S EMPLOYMENT AGREEMENT

This Amendment No. 5 to Physician’s Employment Agreement (the “Amendment”) dated August      , 2011 is by and between 21st Century Oncology, LLC f/k/a 21st Century Oncology, Inc., a Florida limited liability company (the “Employer”) and Constantine Mantz, M.D. (the “Physician”).

WITNESSETH

WHEREAS, the Employer and the Physician are currently parties to an Employment Agreement, dated June 18, 2003, as amended by that certain Amendment to Physician’s Employment Agreement, dated January 26, 2006, Amendment No. 2 to Physician’s Employment Agreement, dated October 1, 2006, Amendment No. 3 to Physician’s Employment Agreement, dated January 1, 2007, and Amendment No. 4 to Physician’s Employment Agreement, dated November 11, 2009 (together the “Employment Agreement”); and

WHEREAS, the Employer and the Physician desire to further amend the Employment Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties, intending to be legally bound, hereby agree that the Employment Agreement be amended as follows:

1.                                      Section 3.1  Salary.  The Employment Agreement is hereby amended to delete the reference to “Eight Hundred Forty Thousand Dollars ($840,000.00) in its entirety and to replace it with the “One Million One Hundred Thousand Dollars ($1,100,000.00)”.

2.                                      Section 3.2.  The Employment Agreement is hereby amended to delete Section 3.2 in its entirety and to replace with it with the following:

“3.2                         Production Bonus.

3.2.1                     Definitions.  The following terms shall have the meanings set forth below for purposes of this Section 3.2:

(a)                                 “Bonus Offices” shall mean Employer’s radiation therapy centers located at: (i) 3680 Broadway, Fort Myers, Florida 33901, (ii) 1419 SE 8th Terrace, Cape Coral, Florida 33990, (iii) 7341 Gladiolus Drive, Fort Myers, Florida 33908, (iv) 8991 Brighton Lane, Bonita Springs, Florida 34135, (v) 1120 Lee Boulevard, Lehigh Acres, Florida 33936, and (vi) 8931 Colonial Center Drive, Suite 100, Fort Myers, Florida 33905.

(b)                                 “Quarterly Measuring Period” shall mean each three (3) month calendar period of the Employment Term commencing July 1, 2011.

(c)                                  “Quarterly Production Bonus Pool” shall mean, for each Quarterly Measuring Period, an amount equal to: (l)(i) One Hundred Percent (100%) of

Professional Collections (as defined below) received by Employer, less (ii)(A) Four Hundred Thousand Dollars ($400,000.00), and (B) an amount equal to the Base Salary and fringe benefits paid to all Physician-Employees rendering services in Lee County, Florida, and (C) an amount equal to Fifty Percent (50%) of ancillary bonus compensation comprised of revenues for radiation therapy services and paid to non-radiation oncologist Physician Employees of Employer rendering services in Lee County, Florida, and (D) an amount equal to Fifty Percent (50%) of the compensation paid by Employer to non-radiation oncology physicians providing coverage services at the Bonus Office for each Quarterly Measuring Period, and (E) an amount equal to Fifty Percent (50%) of the operating loss incurred (if any) in connection with the provision of medical services other than radiation oncology services at Employer’s offices located in Lee County, Florida; multiplied by (2)(i) a fraction, the numerator of which is the number of RVUs (calculated in accordance with Section 3.2.3 hereof) of direct patient care services personally performed by the Participating Physicians at the Bonus Offices, the denominator of which is the total number of RVUs (calculated in accordance with Section 3.2.3 hereof) of direct patient care services performed by all of Employer’s radiation oncology physician-employees at the Bonus Offices.

(d)                                 “Participating Physicians” shall mean those physician-employees designated by Employer as participants in the Quarterly Production Bonus Pool (including Physician).

(e)                                  “Professional Collections” shall mean, for each Quarterly Measuring Period, an amount equal to Nineteen Percent (19%) of global collections, net of any refunds and overpayments, received by Employer from the provision of radiation oncology services at the Bonus Offices.

3.2.2                     Quarterly Production Bonus: Payment.  The Quarterly Production Bonus Pool shall be distributed equally among the Participating Physicians (including Physician) (the “Quarterly Production Bonus”); provided that, in no event shall the Production Bonus paid to Physician exceed One Million Dollars ($1,000,000.00) per year of the Employment Term. The Quarterly Production Bonus due Physician shall be payable no later than the third pay period following the last day of each Quarterly Measuring Period that a Quarterly Production Bonus was earned.

3.2.3                     RVU Calculation.  For the purposes of this Section 3.2, RVUs shall be calculated based upon each physician’s CPT coding used for billing purposes. RVUs shall be assigned to each CPT code based upon tables published by the Center for Medicare & Medicaid Services (“CMS”). In the case of multiple procedures, RVUs will be assigned consistent with the methodology utilized by CMS for the Medicare Program. Should any billed codes later be adjusted by the applicable third-party payor, a retrospective adjustment shall be made to the physician’s RVUs, to reflect the revised coding. With respect to any procedure or service not covered by existing CPT codes or where the applicable CPT code does not list RVUs (for example where a procedure is listed “By Report” without an applicable RVU applied), Employer shall determine the appropriate RVU value.

3.                                      Section 5.7  Additional Duties.  The Employment Agreement is hereby amended to Section 5.7 of the Employment Agreement is hereby amended to delete the phrase “corporate medical advisor” and to replace it with “ corporate Chief Medical Officer”.

4.                                      Exhibit 1.  The Employment Agreement is herby amended to delete Exhibit 1 in its entirety.

5.                                      Effective Date.  The parties acknowledge and agree that the effective date of the foregoing Amendment shall be July 1, 2011.

6.                                      Restatement.  The parties agree that all provisions of the Employment Agreement shall remain in full force and effect except when contradicted by this Amendment, in which case this Amendment shall control.

7.                                      Counterparts.  This Amendment may be signed in one or more counterparts and by facsimile or electronic mail, all of which shall be considered one and the same agreement..

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Employer and the Physician have set their hands and seals effective the date first written above.

EMPLOYER:

21ST CENTURY ONCOLOGY, LLC

By:	/s/ Daniel Dosoretz
Name:	Daniel Dosoretz, M.D.
Title:	President

PHYSICIAN:

/s/ Constantine Mantz
Constantine Mantz, M.D.

AMENDMENT NO. 6

PHYSICIAN’S EMPLOYMENT AGREEMENT

This Amendment No. 6 to Physician’s Employment Agreement (the “Amendment”), dated September        , 2013, is by and between 21st Century Oncology, LLC f/k/a 21st Century Oncology, Inc., a Florida limited liability company (the “Employer”) and Constantine Mantz, M.D. (the “Physician”).

WITNESSETH

WHEREAS, the Employer and the Physician are currently parties to an Employment Agreement, dated June 18, 2003, as amended by that certain Amendment to Physician’s Employment Agreement, dated January 26, 2006, Amendment No. 2 to Physician’s Employment Agreement, dated October 1, 2006, Amendment No. 3 to Physician’s Employment Agreement, dated January 1, 2007, Amendment No. 4 to Physician’s Employment Agreement, dated November 11, 2009, and Amendment No. 5 to Physician’s Employment Agreement, effective as of July 1, 2011 (collectively referred to herein as the “Employment Agreement”); and

WHEREAS, the Employer and the Physician desire to further amend the Employment Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties, intending to be legally bound, hereby agree that the Employment Agreement be amended as follows:

1.                                      Section 3.1  Section 3.1 of the Employment Agreement is hereby amended to delete the reference to “One Million One Hundred Thousand Dollars ($1,100,000.00)” in its entirety and to replace it with “One Million One Hundred Fifty Thousand Dollars ($1,150,000.00)”.

2.                                      Section 3.2.1(c).  Section 3.2.1(c) of the Employment Agreement is hereby amended to delete the reference to “Four Hundred Thousand Dollars ($400,000.00)” (as provided in that certain Amendment No. 5 to Physician’s Employment Agreement, effective as of July 1, 2011 between Employer and Physician) in its entirety and to replace it with the “Six Hundred Thirty Seven Thousand Five Hundred and 00/100 Dollars ($637,500.00)”.

3.                                      Effective Date.  The parties acknowledge and agree that the effective date of the foregoing Amendment shall be October 1, 2013.

4.                                      Restatement.  The parties agree that all provisions of the Employment Agreement shall remain in full force and effect except when contradicted by this Amendment, in which case this Amendment shall control.

5.                                      Counterparts.  This Amendment may be executed in any number of counterparts, including PDF and facsimile signature counterparts, each of which shall be deemed an original instrument, and said counterparts shall constitute but one and the same agreement which may be sufficiently evidenced by one counterpart.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Employer and the Physician have set their hands and seals effective the date first written above.

EMPLOYER:

21ST CENTURY ONCOLOGY, LLC

By:	/s/ Daniel E. Dosoretz
Name:	Daniel E. Dosoretz MD
Title:	President & CEO

PHYSICIAN:

/s/ Constantine Mantz
Constantine Mantz, M.D.